UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2019

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
220 Alhambra Circle
Coral Gables, Florida 33134
(Address of principal executive offices)

(305) 460-4038
(Registrant's telephone number, including area code)

Former name, as listed on last report:
Mercantil Bank Holding Corporation

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	NASDAQ
Class B Common Stock	AMTBB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 17, 2019,the Board of Directors (the “Board”) of Amerant Bancorp Inc. (the “Company”) increased the size of the Board of the Company from ten members to eleven members and appointed Gerald P. Plush as a Company director, effective immediately. Mr. Plush will become a member of the Company’s audit and risk committees.

As previously reported in a free writing prospectus filed by the Company with the U.S. Securities and Exchange Commission on December 13, 2018, Patriot Financial Partners, L.P. (“Patriot”), a private equity fund specializing in investments in the financial services sector, which purchased Company Class A common stock in the Company’s December 2018 initial public offering, asked the Company to consider an additional independent director for nomination to the Company’s Board, including, among others, a person suggested by Patriot. Following review and consideration by the Company’s nominating and governance committee and the Company’s and such committee’s criteria for directors, and to compliance, to the Company’s satisfaction, of all applicable laws, as well as Nasdaq requirements, the Board appointed Mr. Plush, a Patriot partner, as a director.

Mr. Plush does not have any transactions reportable under Item 404(a) of Regulation S-K.

Mr. Plush, as a newly appointed non-employee director of the Board in 2019, is entitled to a pro rata portion of a $96,000 annual retainer for his service on the Board, a pro rata portion of a $41,600 annual retainer for his service on two Company Board committees and any annual equity compensation, in the form of restricted stock units, granted on the occasion of the Company’s 2020 annual shareholders meeting. These amounts are pro rata based upon Mr. Plush’s time of service as a Company director. At Mr. Plush’s request, his retainer and any equity compensation will be paid to Patriot.

Item 9.01 Financial Statements and Exhibits.

Number	Exhibit
99.1	Press Release of the Company issued July 17, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2019	Amerant Bancorp Inc.

	By:	/s/ Ivan Trujillo
Name: Ivan Trujillo
Title: Senior Vice President and Corporate Secretary